UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 21, 2004

U.S. REALTEL, INC.

(Exact name of registrant as specified in charter)

Delaware	000-30401	36-4166222
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Piedmont Center, Suite 100
Atlanta, Georgia 30305
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 869-2500

SIGNATURES
Exhibits
EX-99.1 PRESS RELEASE

Item 7.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
99.1	Press Release dated April 21, 2004 announcing the appointment of Gregory P. McGraw to the additional post of Chief Executive Officer.

Item 9.	Regulation FD Disclosure.

     On April 21, 2004, U.S. RealTel issued a press release announcing the appointment of Gregory P. McGraw to the additional post of Chief Executive Officer. A copy of this press release is being furnished as Exhibit 99.1 of this Current Report on Form 8-K.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. REALTEL, INC. (Registrant)
By:	/s/ Neal L. Miller
	Name:	Neal L. Miller
	Title:	Chief Financial Officer

Date: April 22, 2004

Exhibits

Exhibit No.	Description
99.1	Press Release dated April 21, 2004 announcing the appointment of Gregory P. McGraw to the additional post of Chief Executive Officer.